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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                OCTOBER 23, 2003

                        CASH AMERICA INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           TEXAS                       1-9733                 75-2018239
  (STATE OF INCORPORATION)      (COMMISSION FILE NO.)        (IRS EMPLOYER
                                                           IDENTIFICATION NO.)


                              1600 WEST 7TH STREET
                             FORT WORTH, TEXAS 76102
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 335-1100



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibit is furnished pursuant to the disclosure included under Item 12 of this report on Form 8-K.

       99.1 - Copy of earnings news release dated October 23, 2003, issued by Cash America International, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 23, 2003, Cash America International, Inc. (the "Company") announced its consolidated financial results for the quarter ended September 30, 2003. A copy of the Company's earnings news release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in Item 12 of this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CASH AMERICA INTERNATIONAL, INC.


Date: October 24, 2003             By:  /s/ Hugh A. Simpson
                                      -----------------------------------------
                                            Hugh A. Simpson
                                            Executive Vice President, General
                                            Counsel and Secretary





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


                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
99.1              Press release dated October 23, 2003, issued by Cash America
                  International, Inc.






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